SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






                Date of Report (Date of earliest event reported)
                                December 9, 2003







                            PENN-AMERICA GROUP, INC.
                 -----------------------------------------------
            (Exact name of registration as specified in this charter)







         Pennsylvania                    0-22316              23-2731409
-------------------------------     ----------------       ------------------
(State or other jurisdiction of     (Commission File       (I.R.S. Employer
incorporation or organization)           Number)          Identification No.)



420 S. York Road, Hatboro, Pennsylvania                    19040
-----------------------------------------                --------
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:   (215) 443-3600
                                                       -------------

Items 1- 6, 8, 10-12.  None

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

99.1 Press release dated December 10, 2003 announcing the death of its director, Paul Simon.

Item 9.  Regulation FD Disclosure

            On December 10, 2003, the registrant announced that its director, Paul Simon, died on December 9, 2003. The press release dated December 10, 2003, announcing the event is attached hereto as an exhibit.



                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PENN-AMERICA GROUP, INC.



Date:  December 10, 2003
                                     BY:  /s/ Garland P. Pezzuolo
                                          --------------------------------------
                                          Garland P. Pezzuolo
                                          (Vice President, Secretary and General
                                          Counsel)